UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 4, 2019
ZAGG INC
(Exact name of registrant as specified in its charter)

Delaware	001-34528	20-2559624
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)
910 West Legacy Center Way, Suite 500
Midvale, Utah 84047
(Address of principal executive offices, including zip code)
(801) 263-0699
(Registrant's telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $.001 par value	ZAGG	The Nasdaq Stock Market, LLC
(Title of each class)	(Trading symbol(s))	(Name of each exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Item 1.01 Entry into a Material Definitive Agreement.
The information set forth under item 2.03 of this Current Report on Form 8-K with respect to the Third Amendment Agreement (as defined herein) is hereby incorporated into this Item 1.01 by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On December 4, 2019, ZAGG Inc, a Delaware corporation (the “Company”), as borrower, entered into a Third Amendment Agreement (the “Third Amendment Agreement”) with KeyBank National Association, Zions Bancorporation, N.A. dba Zions First National Bank, and MUFG Union Bank, N.A. as the lenders, and KeyBank National Association as the administrative agent, to amend the Amended and Restated Credit and Security Agreement entered into on April 12, 2018, as amended by a First Amendment Agreement and a Second Amendment Agreement entered into on November 28, 2018, and August 30, 2019, respectively (collectively, the “Credit Agreement”).
The Third Amendment Agreement increases the maximum borrowing amount of the secured revolving credit facility under the Credit Agreement (the “Revolver”) by $19,300,000 (the “Temporary Accordion”) from $125,000,000 to $144,300,000, with the Temporary Accordion amount available for the Company to use at the effective date of the Third Amendment Agreement. The Temporary Accordion’s maturity date is February 28, 2020. Except as amended by the Third Amendment Agreement, all terms and covenants within the Credit Agreement remain effective, including previously determined interest rate amounts.
The Company entered into the Third Amendment Agreement to increase its capacity to support sales growth that is expected during the fourth quarter of 2019.
The foregoing description of the Third Amendment Agreement is not complete and is subject to and qualified in its entirety by the complete terms of the Third Amendment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
The following are filed as Exhibits to this Current Report on Form 8-K:

Exhibit No.	Description

10.1
Third Amendment Agreement, dated as of December 4, 2019, by and among ZAGG Inc, as borrower, KeyBank National Association, Zions Bancorporation, N.A. dba Zions First National Bank, and MUFG Union Bank, N.A., as lenders, and KeyBank National Association, as administrative agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAGG INC

Dated: December 4, 2019	/s/ TAYLOR D. SMITH
Taylor D. Smith
Chief Financial Officer
(Principal financial and accounting officer)